--------------------------------------------------------------------------------

DELAFIELD                                 600 FIFTH AVENUE, NEW YORK, N.Y. 10020
FUND, INC.                                1-(212) 830-5200

================================================================================


Dear Fellow Shareholders:



During the past quarter, the Fund's net asset value increased 8.7% versus increases of 8.4% in the Standard & Poor's 500 and 6.2% in the Russell 2000, each on a total return basis. The Fund's net asset value as of December 31, 2002 was $18.23 per share. No year-end dividend was declared.

For the year as a whole, the Fund's net asset value declined 7.5% versus a decrease of 22.1% in the Standard & Poor's 500 and 20.5% in the Russell 2000. At the beginning of the year, our commitment to equities was roughly 75%; today it stands at 92%. Our assets amounted to $144,281,404.


       SINCE NO DIVIDEND WAS DECLARED IN 2002, NO 1099-DIV WILL BE ISSUED.


Our crystal ball remains murky with regard to both the economy and the stock and bond markets. A significant increase in commodity prices, the weakness of the dollar in relationship to the euro and large deficits in our current account balance and federal and state budgets portend rising inflation and interest rates. Although consumer and various other price indexes remain relatively subdued, substantial increases have been announced for everyday services such as: cable television rates, road tolls, the New York Times, AT&T long distance rates and the movies. And Federal Reserve Board governors and others have been discussing various monetary and economic measures, which could be used to stimulate activity in the event deflation becomes a serious threat.

The economy is struggling weighed down by excess capacity created during the past several years and a consumer burdened with debt. Housing and automobile markets have been strong and seem likely to provide little incremental strength. China, now a sizable economy with low labor costs, is drawing massive amounts of capital and becoming a large exporter of goods and thus deflation to the rest of the world. Real estate values have risen rapidly but now seem likely to moderate; and we are probably past the boom in mortgage refinancing. On the positive side industry, in general, has clearly become more efficient, employment remains high, and interest rates are low.

In this very competitive world all companies are attempting to increase profits and reduce costs. Essentially a beggar thy neighbor approach which will not lead to economic growth. Summing up these conflicting forces few sources of strength are evident and a cyclical rebound in the economy remains elusive.

In so far as the market is concerned, despite unsettled worldwide political conditions, we sense that investment psychology continues to favor a return to the stock market when the time is propitious. We would be more optimistic if we felt that most investors had given up on equities. We hope corporate boards will rein in executive compensation and the use of excessive stock options or restricted share grants. Reduced volume and market volatility could help to restore confidence, but this is unlikely to come about as program trading is accounting for an ever-larger share of market activity. Despite the fact that massive amounts of money continue to be deposited in pension and 401K plans, we remain cautious since valuations remain relatively high.





--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

It seems worth reiterating the strategy which we employ to protect your capital and to enhance its growth. This approach has resulted in above average returns for many years. We believe it is low risk, logical and will result in attractive returns in the years ahead.

1. We search for companies that are selling at prices which seem modest in relationship to the company's intrinsic value.

2. We meet with managements, visit plants, talk to competition, consider the makeup of the Board of Directors and make a judgment as to whether we wish to be in business with the management. In other words, we try to understand the business of the companies in which we invest and the individuals who direct the company's future.

3. We search for companies wherein something may change which will alter that company's future for the better. These can be simple matters ranging from a change in the management or management's attitude toward how they run the business, to a change in control, to a change in business opportunity, or to a change in the dynamics of a company's cash flow and its use.

4. If we perform our analysis correctly, the value added we bring to you is an earlier and better understanding of the companies in our portfolio than that of other investors. Then, if the companies begin to improve, their earnings should increase and they should be valued at a higher price earnings multiple.

5. We have never worried about the profits that we did not make. We worry much more about what we might lose. We believe that stock selection is much more relevant to successful investing than total commitment to equities. In the volatile markets which have developed over the last 15 to 20 years, we have come to believe that the long-term investors' best hedge against volatility is to have cash with which to invest in companies when prices seem unduly depressed.

Your portfolio is composed of such companies. We are holding reserves since we believe that many of our holdings are selling at fair prices and we are uncertain as to the strength of the economic recovery.

We have sold our position in FMC Technologies, Inc. as the stock has performed well in recent weeks. While we think highly of management and the company's position within its individual business, the stock appears fairly valued.

During the quarter MSC Industrial Direct Co., Inc. announced that the Special Committee of the Board of Directors found no evidence that the improper accounting entries, which led to a restatement of results, were done with intent to misstate the company's financials. The Committee concluded management responded properly when informed of the errors. The stock, which sold off sharply on the initial disclosure in August, rebounded nicely during the quarter based on both the accounting resolution as well as a firming in its business.

With over $2 billion of revenues, Precision Castparts Corp. is a leading manufacturer of sophisticated casting and forgings. The company's products range from the largest diameter structural components of jet aircraft engines, to titanium prosthetic implants. In light of the company's significant exposure to the weak aerospace and power generation markets, management has done an excellent job in maintaining and even growing operating margins. We have confidence that when these important end markets eventually begin to recover, Precision will be very well positioned to lever associated revenue growth into very attractive earnings per share growth. In the meantime, the company should generate well over $100 million of free cash flow in each of the next couple of years, allowing it to continue to reduce the leverage on its balance sheet.

The Manitowoc Company, Inc. recently completed the sale of its Manitowoc boom truck business. The sale was required by the Department of Justice in order to allow the acquisition of Grove Worldwide to be completed. With $1+ billion in heavy lifting sales, the crane group is well positioned on a product line and geographic basis. Going forward, the biggest opportunity and risk for Manitowoc is the successful integration of the manufacturing and distribution assets in this group.

Honeywell's results have been negatively affected by the downturn in the aerospace cycle as well as the decline in the stock market. Approximately $700 million in stock and $100 million in cash have been contributed to its pension fund in an effort to improve the


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

funded status of its benefit plan. Despite this, pension expense could increase 30-40(cent) per share in 2003 resulting in earnings of $1.60 per share versus $2 per share in 2002. On a more positive note, it appears the company is closer to a resolution of a significant portion of its asbestos lawsuits. It is likely that a trust will be created to deal with the suits related to its former North American Refractories unit (NARCO). The trust would be funded by insurance monies as well as some amount contributed by Honeywell.

Engelhard Corporation is a leading $4 billion in sales specialty chemical company. The company uses its expertise in surface and materials chemistry to develop and manufacture products that enhance the performance of its customers' products and processes. Engelhard continues to face challenging conditions in its primary end markets of automotive, petroleum refining, process chemicals and paper. With this noted, the diversity of the company's end markets does help to soften the blow from exposure to any one particularly weak industry. The company is well run and should demonstrate solidly improved performance when the US and global economies begin to strengthen. In the meantime, Engelhard continues to operate intelligently with a dual focus of continual product innovation and tight cost control. Engelhard will generate solid free cash flow of roughly $150 million in 2003 on improved earnings.

We welcome inquires from potential investors, large or small. Anyone interested is encouraged to call Cleo Piperis at (212) 830-5452 or either of us.

We have become aware that many shareholders have not been receiving our quarterly letters since they may not be distributed to those who are not direct shareholders. Accordingly, anyone who wishes to be on our mailing list should either call Cleo or write to us and we will be happy to add you to the list.

The  Delafield  Fund  is  available   through   Charles   Schwab's  Mutual  Fund
Marketplace, Fidelity Investments Fund Network, National Investor Services Corp. (TD Waterhouse) and First Trust Co. (Datalynx) and other distributors.

With very best wishes.

Sincerely,




           /s/ J. Dennis Delafield                  /s/ Vincent Sellacchia


           J. Dennis Delafield                      Vincent Sellecchia
           Chairman                                 President
           Tel.  (212) 830-5454                     Tel.  (212) 830-5456



P.S. The net asset  value per share of the Fund is  determined  as of 4:00 P.M.,
     Eastern Time on each Fund Business Day (as fully described on page 7 of the Fund Prospectus). In addition to the Fund's published NASDAQ listing, you may check its net asset value at any time by calling 1-800-221-3079 (or, 212-830-5220) to speak directly to a Fund representative during the normal business hours of 8:30 A.M. - 5:30 P.M., Eastern Time. During off business hours, you may use the same 800 number (or, 212-830-5220) for a pre-recorded message. The 3-digit code number for the Delafield Fund is 819.

     Our Website address is: www.delafieldfund.com.






--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                CUMULATIVE TOTAL RETURN WITH INCOME*

                                                                                  Indices
                                                                                  -------

                                                                          S & P             Russell
                                                                           500                2000
                                                   Delafield Fund**       Total+            Total++
                                                   --------------        -------            -------
Quarter ended December 31, 2002                          8.7%              8.4%               6.2%
One year ended December 31, 2002                        (7.5)            (22.1)             (20.5)

Inception, November 19, 1993 to December 31, 2002      176.7             124.4               73.3

                   Annual Average Total Return with Income*

                                                                          S & P             Russell
                                                                           500               2000
                                                   Delafield Fund**       Total+            Total++
                                                   --------------        -------            -------
Three years ended December 31, 2002                     11.7%            (14.5%)             (7.5%)
Five years ended December 31, 2002                       6.0              (0.6)              (1.4)
Inception, November 19, 1993 to December 31, 2002       11.8               9.3                6.2

                                         Asset Mix

                               12/31/01       3/31/02        6/30/02        9/30/02        12/31/02
                               --------       -------        -------        -------        --------
Equities                         74.5%          75.6%          88.7%          92.7%          92.1%
Corporate Bonds                   0.1            0.1            0.1            0.0            0.0
Cash Equivalents                 25.4           24.3           11.2            7.3            7.9
                               --------       -------        -------        -------        --------
                                  100%           100%           100%           100%           100%

                               TEN LARGEST HOLDINGS
                                                                                % of Total
Company                                                                          Portfolio
-------                                                                         ----------
MSC Industrial Direct Company, Inc.                                                 4.9
Thermo Electron Corporation                                                         4.9
ProQuest Company                                                                    3.7
Furniture Brands International, Inc.                                                3.7
John H. Harland Company                                                             3.5
Kennametal Inc.                                                                     3.3
(The) Manitowac Company, Inc.                                                       3.3
Engelhard Corporation                                                               3.1
AMETEK, Inc.                                                                        3.1
International Multifoods Corporation                                                2.9
                                                                                   -----
                                                                                   36.4%


* The performance data quoted above represents past performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

**   Delafield Fund Performance is stated after fees.

+ The S&P 500 Index is a broad market-weighted average of U.S. blue-chip companies.

++ The Russell 2000 Index is an unmanaged, market-weighted index, with dividends reinvested, of 2,000 small companies, formed by taking the largest 3,000 small companies and eliminating the largest 1,000 of those companies.





--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

DELAFIELD FUND, INC.
PERFORMANCE COMPARISON CHART


================================================================================


               The value of a $10,000 investment in the Delafield Fund from its inception, November 19, 1993 to December 31, 2002, as compared to the Standard & Poor's 500 Index.



The Table below represents the omitted line graph which compares the change in value of $10,000 investment in the Delafield Fund, Inc. and the S&P Index.

INCEPTION            S&P 500        DELAFIELD
---------           ---------       ---------
11/19/93            10,000.00       10,000.00
12/31/93            10,112.00       10,170.00
06/30/94             9,769.20       10,361.20
12/31/94            10,244.96       10,739.38
06/30/95            12,315.47       12,350.29
12/31/95            14,095.06       13,680.41
06/30/96            15,518.66       15,566.94
12/31/96            17,331.24       17,285.53
06/30/97            20,903.20       19,631.18
12/31/97            23,114.76       20,683.41
06/30/98            27,208.39       21,351.48
12/31/98            29,719.72       18,311.03
06/30/99            33,399.02       21,213.33
12/31/99            35,974.09       19.847.19
06/30/00            35,823.00       19,565.36
12/31/00            32,699.23       22,623.43
06/30/01            30,508.38       27,980.66
12/31/01            28,812.12       29,905.73
06/30/02            25,020.44       31,119.90
12/31/02            22,443.34       27,678.04




------------------------------------------- ------------------------------------
                                            Average Annual Total Return
                                       For the period ended December 31, 2002

----------------------------- ------------- ----------------- ------------------
                                 One Year        Five-Year       Since Inception
                                                                    (11/19/93)
                              ------------- ----------------- ------------------
Delafield Fund, Inc.              -7.46%           5.99%             11.81%
S & P 500 Index                  -22.10%          -0.59%              9.27%
----------------------------- ------------- ----------------- ------------------




The above graph & table do not reflect the deduction of taxes that a shareholder would pay on the fund distribution or the redemption of fund shares.

            Past performance is not predictive of future performance.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

DELAFIELD FUND, INC.
STATEMENT OF NET ASSETS
DECEMBER 31, 2002

================================================================================


                                                                                                    Value
Common Stocks (92.08%)                                                        Shares               (Note 1)
------------------------------------------------------------------------------------------------------------------------------------
Building (0.79%)
Walter Industries, Inc.                                                       105,000           $     1,137,150
                                                                                                ---------------

Business Services (0.77%)
MPS Group, Inc. *                                                             200,000                 1,108,000
                                                                                                ---------------

Chemicals (11.19%)
Cabot Corporation                                                              60,000                 1,592,400
Calgon Carbon Corporation                                                     300,000                 1,482,000
Engelhard Corporation                                                         200,000                 4,470,000
FMC Corporation *                                                             110,000                 3,005,200
Ferro Corporation                                                             160,000                 3,908,800
Minerals Technologies Inc.                                                     30,000                 1,294,500
PolyOne Corporation                                                           100,000                   392,000
                                                                                                ---------------
                                                                                                     16,144,900
                                                                                                ---------------

Computer & Computer Services (1.03%)
Unisys Corporation *                                                          150,000                 1,485,000
                                                                                                ---------------

Consumer Products & Services (11.09%)
Bush Industries, Inc.                                                         176,000                   851,840
Furniture Brands International, Inc. *                                        225,000                 5,366,250
Harman International Industries, Incorporated                                  40,000                 2,380,000
ProQuest Company *                                                            275,000                 5,390,000
(The) Reader's Digest Association, Inc.                                       120,000                 1,812,000
Water Pik Technologies, Inc. *                                                 28,000                   205,800
                                                                                                ---------------
                                                                                                     16,005,890
                                                                                                ---------------

Electronic Manufacturing Services (1.10%)
Flextronics International Ltd. *                                               75,000                   614,250
Manufacturers' Services Limited *                                             175,000                   969,500
                                                                                                ---------------
                                                                                                      1,583,750
                                                                                                ---------------

Energy (5.72%)
Devon Energy Corporation                                                       90,000                 4,131,000
EnCana Corporation                                                             75,000                 2,332,500
Forest Oil Corporation *                                                       65,000                 1,797,250
                                                                                                ---------------
                                                                                                      8,260,750
                                                                                                ---------------

Financial Products & Services (3.45%)
Harland (John H.) Company                                                     225,000                 4,979,250
                                                                                                ---------------




--------------------------------------------------------------------------------
   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------





================================================================================


                                                                                                    Value
Common Stocks (Continued)                                                     Shares               (Note 1)
-----------------------------------------------------------------------------------------------------------------------------------
Food Processing (2.94%)
International Multifoods Corporation *                                        200,000           $     4,238,000
                                                                                                ---------------

Industrial Distribution (4.92%)
MSC Industrial Direct Company, Inc. *                                         400,000                 7,100,000
                                                                                                ---------------

Industrial Products (21.52%)
AMETEK, Inc.                                                                  115,000                 4,426,350
Carlisle Companies, Incorporated                                               64,100                 2,652,458
Flowserve Corporation *                                                       130,000                 1,922,700
Honeywell International Inc.                                                  150,000                 3,600,000
Kennametal Inc.                                                               140,000                 4,827,200
(The) Manitowac Company, Inc.                                                 185,000                 4,717,500
Navistar International Corporation *                                          125,000                 3,038,750
Precision Castparts Corp.                                                      70,000                 1,697,500
Rockwell International Corporation                                            130,000                 2,692,300
UNOVA, Inc. *                                                                 246,100                 1,476,600
                                                                                                ---------------
                                                                                                     31,051,358
                                                                                                ---------------

Instrumentation (8.53%)
Brucker Daltonics Inc. *                                                       27,500                   133,650
Mettler-Toledo International Inc. *                                            75,000                 2,404,500
Thermo Electron Corporation *                                                 350,000                 7,042,000
Waters Corporation *                                                          125,000                 2,722,500
                                                                                                ---------------
                                                                                                     12,302,650
                                                                                                ---------------

Insurance (Property/Casualty) (0.10%)
Danielson Holding Corporation *                                               100,000                   140,000
                                                                                                ---------------

Real Estate (2.39%)
Kimco Realty Corporation                                                      112,500                 3,447,000
                                                                                                ---------------

Retail (3.27%)
Foot Locker, Inc.                                                             200,000                 2,100,000
RadioShack Corporation                                                        140,000                 2,623,600
                                                                                                ---------------
                                                                                                      4,723,600
                                                                                                ---------------



--------------------------------------------------------------------------------
   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

DELAFIELD FUND, INC.
STATEMENT OF NET ASSETS(CONTINUED)
DECEMBER 31, 2002

================================================================================


                                                                                                    Value
Common Stocks (Continued)                                                     Shares               (Note 1)
-----------------------------------------------------------------------------------------------------------------------------------
Technology (5.84%)
FileNet Corporation *                                                         250,000           $     3,050,000
International Rectifier Corporation *                                         150,000                 2,769,000
Interwoven, Inc. *                                                            290,000                   754,000
NCR Corporation *                                                              40,000                   949,600
Optimal Robotics Corporation *                                                150,000                   900,000
                                                                                                ---------------
                                                                                                      8,422,600
                                                                                                ---------------

Telecommunication Equipment (1.78%)
CommScope, Inc. *                                                             100,000                   790,000
Scientific-Atlanta, Inc.                                                      150,000                 1,779,000
                                                                                                ---------------
                                                                                                      2,569,000
                                                                                                ---------------

Miscellaneous (5.65%)
Acuity Brands, Inc.                                                           150,000                 2,031,000
Florida East Coast Industries, Inc.                                           100,000                 2,320,000
National Service Industries, Inc.                                              75,000                   538,500
Thomas Industries Inc.                                                        125,000                 3,257,500
                                                                                                ---------------
                                                                                                      8,147,000
                                                                                                ---------------
Total Common Stocks (Cost $118,333,200)                                                         $   132,845,898
                                                                                                ---------------


Short-Term Investments (7.93%)                                                   Face               Value
Repurchase Agreements (7.93%)                                                   Amount             (Note 1)
------------------------------------------------------------------------------------------------------------------------------------
J.P. Morgan Securities Inc., 1.05%, due 01/02/03,
Repurchase proceeds $11,446,668 (Collateralized by $11,540,000,
U.S. Treasury Notes, 1.870%, due 09/30/04; value $11,677,365)                 $11,446,000            11,446,000
                                                                                                ---------------
Total Short-Term Investments (Cost $11,446,000)                                                 $    11,446,000
                                                                                                ---------------
Total Investments (100.01%) (Cost $129,779,200+)                                                    144,291,898
Liabilities in Excess of Cash and Other Assets (-0.01%)                                         (        10,494)
                                                                                                 --------------
Net Assets (100.00%), 7,912,982 Shares Outstanding                                              $   144,281,404
                                                                                                ===============
Net asset value, offering and redemption price per share:                                       $         18.23
                                                                                                ===============



*    Non-income producing.

+ Aggregate cost for federal income tax purposes is $130,022,625. Aggregate gross unrealized appreciation and depreciation are, based on cost for federal income tax purposes, $20,286,607 and $6,017,334, respectively, resulting in net appreciation of $14,269,273.




--------------------------------------------------------------------------------
   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

DELAFIELD FUND, INC.
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2002

================================================================================


INVESTMENT INCOME
Income:

   Interest...................................................................  $      497,390
   Dividends (Net of $2,156 foreign tax withheld).............................       1,573,075
                                                                                  ------------
      Total income............................................................       2,070,465
                                                                                  ------------
Expenses: (Note 2)
   Investment management fee..................................................       1,491,093
   Administration fee.........................................................         391,412
   Custodian expenses.........................................................          13,024
   Shareholder servicing and related shareholder expenses.....................         150,818
   Legal, compliance and filing fees..........................................          82,529
   Audit and accounting.......................................................          96,566
   Directors' fees and expenses...............................................          14,083
   Other......................................................................           6,266
                                                                                  ------------
      Total expenses..........................................................       2,245,791
      Less: Expenses paid indirectly..........................................   (       4,566)
                                                                                  ------------
      Net expenses............................................................       2,241,225
                                                                                  ------------
Net investment income (loss)..................................................   (     170,760)
                                                                                  ------------


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Net realized gain (loss) on investments.......................................   (     372,933)
Net change in unrealized appreciation (depreciation) of investments...........   (  18,202,002)
                                                                                  ------------
        Net gain (loss) on investments........................................   (  18,574,935)
                                                                                  ------------
Increase (decrease) in net assets from operations.............................  $(  18,745,695)
                                                                                  ============






--------------------------------------------------------------------------------
   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

DELAFIELD FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2001 AND 2002

================================================================================



                                                                            2002                       2001
                                                                      ---------------            ---------------
INCREASE (DECREASE) IN NET ASSETS

Operations:

 Net investment income (loss).....................................    $(      170,760)           $       417,685

 Net realized gain (loss) on investments..........................     (      372,933)                10,588,630

 Net change in unrealized appreciation (depreciation).............     (   18,202,002)                24,609,083
                                                                        -------------             --------------

  Increase (decrease) in net assets from operations...............     (   18,745,695)                35,615,398

Distributions from:

 Net investment income............................................                -0-            (       417,685)

 Short-term realized gain.........................................                -0-            (     3,832,517)

 Long-term realized gain..........................................                -0-            (     6,859,094)

 Return of capital................................................                -0-            (         4,154)

Net increase (decrease) from:

 Capital share transactions (Note 3)..............................     (   37,019,682)                76,830,139
                                                                        -------------             --------------

   Total increase (decrease)......................................     (   55,765,377)               101,332,087

Net Assets:

 Beginning of year................................................        200,046,781                 98,714,694
                                                                        -------------             --------------

 End of year......................................................    $   144,281,404            $   200,046,781
                                                                       ==============             ==============






--------------------------------------------------------------------------------
   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

DELAFIELD FUND, INC.
NOTES TO FINANCIAL STATEMENTS


================================================================================
1.   Summary of Accounting Policies

Delafield Fund, Inc. is a no-load, diversified, open-end management investment company registered under the Investment Company Act of 1940. The investment objectives of the Fund are to seek long-term preservation of capital and growth of capital by investing primarily in equity securities of domestic companies. Its financial statements are prepared in accordance with accounting principles generally accepted in the United States of America for investment companies as follows:

     a)   Valuation of Securities -

     Securities traded on a national securities exchange or admitted to trading on the National Association of Securities Dealers Inc. Automated Quotations National List are valued at the last reported sales price on the last business day of the fiscal period. Securities for which no sale was reported on that date, are valued at the mean between the last reported bid and asked prices. United States Government obligations and other debt instruments having sixty days or less remaining until maturity are stated at amortized cost. Debt instruments having a remaining maturity of more than sixty days are valued at the highest bid price obtained from a dealer maintaining an active market in that security or on the basis of prices obtained from a pricing service approved as reliable by the Board of Directors. All other investment assets, including restricted and not readily marketable securities, are valued in such manner as the Board of Directors in good faith deems appropriate to reflect their fair market value.

     b)   Federal Income Taxes -

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for federal income tax is required. Distributions of net investment income and short-term capital gain are taxable to shareholders as ordinary income.

     c)   Use of Estimates -

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

     d)   General -

     Securities transactions are recorded on the trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividends and capital gain distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. It is the Fund's policy to take possession of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities plus accrued interest are sufficient to cover the value of the repurchase agreements.

2.   Investment Management Fees and Other Transactions with Affiliates

Under the Investment Management Contract, the Fund pays an investment management fee to Reich & Tang Asset Management, LLC (the "Manager") equal to .80% of the Fund's average daily net assets.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

DELAFIELD FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)


================================================================================
2.   Investment   Management  Fees  and  Other   Transactions   with  Affiliates
     (Continued)

Pursuant to an Administrative Services Agreement, the Fund pays to the Manager an annual fee of .21% of the Fund's average daily net assets.

Brokerage commissions paid during the year to the Reich & Tang Distributors, Inc., amounted to $253,761.

Fees are paid to Directors who are unaffiliated with the Manager on the basis of $2,000 per annum plus $500 per meeting attended.

Included in the Statement of Operations under the caption "Shareholder servicing and related shareholder expenses" are fees of $93,204 paid to Reich & Tang Services, Inc., an affiliate of the Manager as shareholder servicing agent for the Fund. Also included under the same caption are expense offsets of $2,147.

Included in the Statement of Operations under the caption "Custodian Expenses" are expense offsets of $2,419.

3.   Capital Stock

At December 31, 2002, 20,000,000,000 shares of $.001 par value stock were authorized. Net assets at December 31, 2002, are comprised as follows:


Paid in capital..............................       $  130,269,369
Accumulated net realized gain (loss).........       (      500,663)
Net unrealized appreciation (depreciation)...           14,512,698
                                                    --------------
      Net assets.............................          144,281,404
                                                    ==============



Effective May 1, 2002, the Fund began assessing a 2.0% fee on the redemption of shares held 90 days or less to help offset transaction costs. The amount of capital stock redeemed in the table below is net of redemption fees paid to the Fund. For the year ended December 31, 2002, redemption fees totaled $124,860.

Transactions in capital stock were as follows:

                                                      Year Ended                          Year Ended
                                                   December 31, 2002                   December 31, 2001
                                             -----------------------------       -----------------------------
                                                 Shares          Amount              Shares           Amount
                                             ------------     ------------       ------------     ------------
Sold......................................      7,043,338    $ 145,172,693          7,126,407    $ 135,914,971
Issued on reinvestment of dividends.......            -0-              -0-            548,382       10,810,241
Redeemed..................................   (  9,286,442)   ( 182,192,375)      (  3,765,321)   (  69,895,073)
                                              -----------     ------------        -----------     ------------
Net increase (decrease)...................   (  2,243,104)   ($ 37,019,682)         3,909,468    $  76,830,139
                                              ===========     ============       ============    =============



4.   Investment Transactions

Purchases and sales of investment securities, other than U.S. Government direct and agency obligations and short-term investments, totaled $126,895,445 and $124,708,282, respectively. The Fund has tax basis capital losses of $257,238 which may be carried forward to offset future capital gains. Such losses expire through 2010.



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------




================================================================================
5. Financial Highlights



                                                                                               Year Ended
                                                                                              December 31,
                                                                  ------------------------------------------------------------------
                                                                     2002          2001          2000          1999          1998
                                                                  ----------    ----------    ----------    ----------    ----------
Per Share Operating Performance:
(for a share outstanding
     throughout the year)
Net asset value, beginning of year............................    $  19.70      $  15.80      $  14.07      $  13.06      $  14.88
                                                                  ----------    ----------    ----------    ----------    ----------
Income from investment operations:
   Net investment income (loss)...............................    (   0.02 )        0.06          0.07          0.09          0.12

Net realized and unrealized
   gains (losses) on investments..............................    (   1.46 )        5.02          1.89          1.01      (   1.82 )

                                                                   --------     ----------    ----------    ----------     --------
Total from investment operations..............................    (   1.48 )        5.08          1.96          1.10      (   1.70 )
                                                                   --------     ----------    ----------    ----------     --------
Redemption fees received......................................        0.01          --            --            --            --
                                                                  ----------    ----------    ----------    ----------    ----------
Less distributions:
   Dividends from net investment income.......................        --        (   0.06 )    (   0.07 )    (   0.09 )    (   0.12 )
   Distributions from net realized gains
     on investments...........................................        --        (   1.12 )    (   0.16 )        --            --
                                                                  ----------     --------      --------     ----------    ----------
Total distributions...........................................        --        (   1.18 )    (   0.23 )    (   0.09 )    (   0.12 )
                                                                  ----------     --------      --------      --------      --------
Net asset value, end of year..................................    $  18.23      $  19.70      $  15.80      $  14.07      $  13.06
                                                                  ==========    ==========    ==========    ==========    ==========
Total Return..................................................    (   7.46%)       32.18%        13.98%         8.40%     (  11.47%)

Ratios/Supplemental Data
Net assets, end of year (000).................................    $  144,281    $  200,047    $   98,715    $   85,528    $  103,730
Ratios to average net assets:
  Expenses, net of fees waived(a).............................        1.20%         1.25%         1.28%         1.25%         1.24%
  Net investment income (loss)................................    (   0.09%)        0.33%         0.52%         0.56%         0.83%
  Management, administration and
   shareholder servicing fees waived..........................        0.00%         0.00%         0.00%         0.00%         0.16%
  Expenses paid indirectly....................................        0.00%         0.01%         0.00%         0.00%         0.00%
Portfolio turnover rate.......................................       79.31%        98.26%        99.53%       105.37%        81.56%




(a)  Includes expenses paid indirectly







--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

DELAFIELD FUND, INC.
REPORT OF INDEPENDENT ACCOUNTANTS


================================================================================

The Board of Directors and Shareholders of
Delafield Fund, Inc.


In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Delafield Fund, Inc. (the "Fund") at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for the year ended December 31, 1998 were audited by other independent accountants whose report dated January 29, 1999 expressed an unqualified opinion on those financial statements.





PricewaterhouseCoopers LLP
New York, New York
February 7, 2003





--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

DELAFIELD FUND, INC.
ADDITIONAL INFORMATION
(UNAUDITED)

================================================================================

                                           Directors and Officers Information
                                                  December 31, 2002+


---------------------- --------------- -------------- --------------------------- --------------------- --------------------

                       Position(s)        Term of           Principal                 Number of              Other
   Name, Address1,      Held with        Office and        Occupation(s)          Portfolios in Fund     Directorships
       and Age            Fund           Length of         During Past                 Complex              held by
                                        Time Served          5 Years                 Overseen by           Director
                                                                                  Director or Officer
---------------------- --------------- -------------- --------------------------  --------------------- --------------------
Disinterested Directors:
---------------------- --------------- -------------- --------------------------  --------------------- --------------------
Dr. W. Giles Mellon,     Director           1993       Professor Emeritus of      Director/Trustee of       N/A
Age 71                                                 Business Administration    ten other portfolios
                                                       in the Graduate School
                                                       of Management, Rutgers
                                                       University.
---------------------- --------------- -------------- --------------------------  --------------------- -------------------
Robert Straniere, Esq.,  Director           1993       Owner, Straniere Law Firm  Director/Trustee of    WPG Funds
Age 61                                                 since 1980 and counsel at  ten other portfolios     Group
                                                       Fisher, Fisher & Berger
                                                       since 1995.
---------------------- --------------- -------------- --------------------------  --------------------- ------------------
Dr. Yung Wong,           Director           1993       Managing Director of       Director/Trustee of       N/A
Age 64                                                 Abacus Associates, an      ten other portfolios
                                                       investment firm, since
                                                       1996.
---------------------- --------------- -------------- -------------------------- ---------------------- ------------------



+ The Statement of Additional Information includes additional information about Delafield Fund, Inc. (the "Fund") directors and is available, without charge, upon request by calling the Fund's transfer agent at 1-800-221-3079.

1 The address for each of the above directors/officers of the fund is Reich & Tang Asset Management, LLC, 600 Fifth Avenue, New York, NY 10020.








--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

DELAFIELD FUND, INC.
ADDITIONAL INFORMATION (CONTINUED)
(UNAUDITED)

================================================================================

                                       Directors and Officers Information
                                         December 31, 2002+ (continued)


---------------------- --------------- -------------- --------------------------- --------------------- --------------------

                       Position(s)        Term of           Principal                 Number of              Other
   Name, Address1,      Held with        Office and        Occupation(s)          Portfolios in Fund     Directorships
       and Age            Fund           Length of         During Past                 Complex              held by
                                        Time Served          5 Years                 Overseen by           Director
                                                                                  Director or Officer
---------------------- --------------- -------------- --------------------------  --------------------- --------------------
Interested Directors/Officers:
---------------------- --------------- -------------- ---------------------------  -------------------- ---------------------
J. Dennis Delafield,   Chairman, CEO        1993       Managing Director of        No other portfolios        N/A
Age 66                 and Director2                   Reich & Tang Asset
                                                       Management, LLC ("RTAM,
                                                       LLC"), a registered
                                                       Investment Advisor.
                                                       Associated with RTAM, LLC
                                                       since 1991.
---------------------- --------------- -------------- --------------------------- --------------------- -------------------
Richard De Sanctis,    Treasurer and        1992       Executive Vice President,   Officer of fifteen         N/A
Age 46                 Assitant                        CFO and Treasurer of        other portfolios
                       Secretary                       RTAM, LLC. Associated
                                                       with RTAM, LLC since 1990.
---------------------- --------------- -------------- --------------------------- --------------------- ------------------
Steven W. Duff,        Executive Vice       1994       Manager and President of    Director/Trustee           N/A
Age 49                 President                       RTAM, LLC.  Associated      and/or Officer of
                                                       with RTAM, LLC since 1994.  fifteen other
                                                                                   portfolios
---------------------- --------------- -------------- --------------------------- --------------------- -----------------
Molly Flewharty,       Vice President       1987       Senior Vice President of    Officer of fifteen         N/A
Age 51                                                 RTAM, LLC.  Associated      other portfolios
                                                       with RTAM, LLC since 1977.
---------------------- --------------- -------------- --------------------------- --------------------- ------------------
Rosanne Holtzer,       Secretary and        1998       Senior Vice President of    Officer of fifteen         N/A
Age 38                 Assistant                       RTAM, LLC.  Associated      other portfolios
                       Treasurer                       with RTAM, LLC since 1986.

---------------------- --------------- -------------- --------------------------- --------------------- ------------------
Cleo Piperis,          Vice President       2001       Account Administrator of    No other portfolios        N/A
Age 27                                                 the Delafield Asset
                                                       Management Division of
                                                       RTAM, LLC.  Associated
                                                       with RTAM, LLC since 1993.
---------------------- --------------- -------------- --------------------------- ------------------------- --------------
Vincent Sellecchia,    President            1993       Managing Director           No other portfolios        N/A
Age 50                                                 of RTAM, LLC.  Associated
                                                       with RTAM, LLC since 1991.
---------------------- --------------- -------------- --------------------------- ------------------------- --------------



+ The Statement of Additional Information includes additional information about Delafield Fund, Inc. (the "Fund") directors and is available, without charge, upon request by calling the Fund's transfer agent at 1-800-221-3079.

1 The address for each of the above directors/officers of the fund is Reich & Tang Asset Management, LLC, 600 Fifth Avenue, New York, NY 10020.

2 J. Dennis Delafield is deemed an interested person of the Fund due to his affiliation with RTAM, LLC, the Fund's investment advisor.



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------








-----------------------------------------------------
This   report   is   submitted   for   the   general
information of the  shareholders  of the Fund. It is
not  authorized  for   distribution  to  prospective
investors   in   the   Fund   unless   preceded   or
accompanied  by  an  effective   prospectus,   which
includes    information    regarding    the   Fund's
objectives   and   policies,   experience   of   its
management,   marketability  of  shares,  and  other
information.
-----------------------------------------------------



Delafield Fund, Inc.

   600 Fifth Avenue
   New York, New York 10020

Manager

   Reich & Tang Asset Management, LLC
   600 Fifth Avenue
   New York, New York 10020

Custodian

   The Bank of New York
   100 Church Street, 10th Floor
   New York, New York 10286

Transfer Agent &
   Dividend Disbursing Agent

   Reich & Tang Services, Inc.
   600 Fifth Avenue
   New York, New York 10020



(GRAPHIC OMITTED)



DEL1202A

--------------------------------------------------------------------------------

                                                              December 31, 2002

                                                        Delafield Fund, Inc.


                                                          (GRAPHIC OMITTED)












                                                                   ANNUAL